UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 5, 2015

Easterly Government Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 L Street NW, Suite 750 Washington, D.C.	20037
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 595-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 11, 2015, Easterly Government Properties, Inc. (the “Company”) completed the issuance and sale of 13,800,000 shares of its common stock, par value $0.01 per share (the “Shares”), pursuant to its initial public offering (the “IPO”), at a price to the public of $15.00 per share, including 1,800,000 Shares sold pursuant to the exercise in full of the underwriters’ overallotment option. The Shares were offered pursuant to a Registration Statement on Form S-11 (Registration No. 333-201251) (the “Registration Statement”), initially publicly filed on December 23, 2014 by the Company with the United States Securities and Exchange Commission (the “Commission”), and which, as amended, was declared effective by the Commission on February 5, 2015. The prospectus (the “Prospectus”) for the IPO was filed with the Commission on February 9, 2015 pursuant to Rule 424(b)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Item 1.01 Entry into a Material Definitive Agreement.

Revolving Credit Facility

On February 11, 2015, in connection with the IPO, the Company entered into a $400.0 million senior unsecured revolving credit facility (the “Credit Facility”). The Credit Facility includes an accordion feature that provides the Company with additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250.0 million, for a total facility size of not more than $650.0 million.

Additional information regarding the Credit Facility is included in the Prospectus under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Liquidity and Capital Resources — Senior Unsecured Revolving Credit Facility,” and such information is incorporated by reference in this Current Report on Form 8-K. The foregoing summary of the Credit Facility and the information in the Prospectus is not complete and is qualified in its entirety by reference to the Credit Facility agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.

Amended and Restated Agreement of Limited Partnership

On February 11, 2015, the Company, as the sole general partner of Easterly Government Properties LP, the Company’s operating partnership (the “Operating Partnership”), entered into the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Amended and Restated Agreement of Limited Partnership”).

Additional information regarding the Amended and Restated Agreement of Limited Partnership is included in the Prospectus under the caption “Description of the Partnership Agreement of Easterly Government Properties LP,” and such information is incorporated by reference in this Current Report on Form 8-K. The foregoing summary of the Amended and Restated Agreement of Limited Partnership and the information in the Prospectus is not complete and is qualified in its entirety by reference to the Amended and Restated Agreement of Limited Partnership attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference in this Current Report on Form 8-K.

Ownership Limit Waivers

On February 11, 2015, in connection with the formation transactions of the Company and the private placement by the Company, the Company granted waivers from the ownership limit contained in the Company’s charter to Michael P. Ibe, U.S. Government Properties Income & Growth Fund, LP and USGP II Investor, LP to own up to approximately 21%, 22% and 28%, respectively, of the Company’s outstanding common stock in the aggregate.

Information regarding the ownership limit waivers is disclosed in the Prospectus under the caption “Certain Relationships and Related Transactions — Ownership Limit Waivers” and is incorporated by reference in this Current Report on Form 8-K. The foregoing summary of the ownership limit waiver and the information in the Prospectus is not complete and is qualified in its entirety by reference to the ownership limit waivers granted to Michael P. Ibe, U.S. Government Properties Income & Growth Fund, LP and USGP II Investor, LP, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and incorporated by reference in this Current Report on Form 8-K.

Tax Protection Agreement

On February 11, 2015, in connection with the formation transactions of the Company, the Company entered into a tax protection agreement with Michael P. Ibe, pursuant to which the Company agreed to indemnify Mr. Ibe for any taxes incurred as a result of a taxable sale of the properties contributed by entities beneficially owned by Mr. Ibe for a period of eight years after the closing.

Information regarding the tax protection agreement is disclosed in the Prospectus under the caption “Certain Relationships and Related Transactions — Tax Protection Agreement” and is incorporated by reference in this Current Report on Form 8-K. The foregoing summary of the tax protection agreement and the information in the Prospectus is not complete and is qualified in its entirety by reference to the tax protection agreement, a copy of which is attached as Exhibit 10.12 to Amendment No. 2 to the Company’s Registration Statement filed on January 30, 2015 and is incorporated by reference in this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 11, 2015, in connection with the IPO, the Company completed the formation transactions and the acquisition of its initial portfolio of properties. Additional information regarding the formation transactions is included in the Prospectus under the caption “Structure and Formation of Our Company,” and such information is incorporated by reference in this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the formation transactions of the Company and private placement by the Company consummated substantially concurrently with the closing of the initial public offering on February 11, 2015, the Company issued an aggregate of 10,341,712 shares of the Company’s common stock, including 3,308,000 shares of common stock issued as part of a special distribution to USGP II Investor, LP and 7,033,712 shares of common stock issued in the private placement. The shares of the Company’s common stock issued as part of the special distribution and in the private placement were issued in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act, as amended, as a transaction not involving a public offering. Additional information regarding the special distribution and the private placement is included in the Prospectus under the caption “Structure and Formation of Our Company,” and such information is incorporated by reference in this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 6, 2014, the board of directors of the Company (the “Board”) increased the size of the Board from two to seven members and appointed each of William H. Binnie, Cynthia A. Fisher, Emil W. Henry, Jr., Michael P. Ibe and James E. Mead to the Board.

Additional information regarding each of William H. Binnie, Cynthia A. Fisher, Emil W. Henry, Jr., Michael P. Ibe and James E. Mead and their Board committee assignments is included in the Prospectus under the caption “Management — Our Directors, Director Nominees and Executive Officers” and “Management — Board Committees,” respectively, and such information is incorporated by reference in this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On February 5, 2015, the Company issued a press release announcing the pricing of the shares of common stock to be issued and sold pursuant to the IPO. On February 11, 2015, the Company issued a press release announcing the closing of the IPO. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Credit Agreement among Easterly Government Properties LP, as Borrower, Easterly Government Properties, Inc., as Parent Guarantor, and certain subsidiaries of Easterly Government Properties, Inc. from time to time party thereto, as Guarantors, the initial lenders and the initial issuing banks named therein, Citibank, N.A., as Administrative Agent, Raymond James Bank, N.A. and Royal Bank of Canada, as Co-Syndication Agents, and Citigroup Global Markets Inc., Raymond James Bank, N.A. and RBC Capital Markets, as Joint Lead Arrangers and Joint Book Running Manager.

10.2	Amended and Restated Limited Partnership Agreement of Easterly Government Properties LP, dated as of February 11, 2015.

10.3	Waiver of Ownership Limits granted to Michael P. Ibe, dated as of February 11, 2015.

10.4	Waiver of Ownership Limits granted to U.S. Government Properties Income & Growth Fund, LP, dated as of February 11, 2015.

10.5	Waiver of Ownership Limits granted to USGP II Investor, LP, dated as of February 11, 2015.

99.1	Press release dated February 5, 2015

99.2	Press release dated February 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

Date: February 11, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Credit Agreement among Easterly Government Properties LP, as Borrower, Easterly Government Properties, Inc., as Parent Guarantor, and certain subsidiaries of Easterly Government Properties, Inc. from time to time party thereto, as Guarantors, the initial lenders and the initial issuing banks named therein, Citibank, N.A., as Administrative Agent, Raymond James Bank, N.A. and Royal Bank of Canada, as Co-Syndication Agents, and Citigroup Global Markets Inc., Raymond James Bank, N.A. and RBC Capital Markets, as Joint Lead Arrangers and Joint Book Running Manager.

10.2	Amended and Restated Limited Partnership Agreement of Easterly Government Properties LP, dated as of February 11, 2015.

10.3	Waiver of Ownership Limits granted to Michael P. Ibe, dated as of February 11, 2015.

10.4	Waiver of Ownership Limits granted to U.S. Government Properties Income & Growth Fund, LP, dated as of February 11, 2015.

10.5	Waiver of Ownership Limits granted to USGP II Investor, LP, dated as of February 11, 2015.

99.1	Press release dated February 5, 2015

99.2	Press release dated February 11, 2015